UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 12, 2002
                                                --------------------------------



                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



New York                               333-68848                  13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street, Edison, New Jersey                                08837
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code       (732) 205-0600
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), furnished to the Registrant by J.P. Morgan Securities Inc. in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-68848) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.            Description
            -----------            -----------

            (99)                   Computational Materials prepared by J.P.
                                   Morgan Securities Inc. in connection with Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE FUNDING, INC.



September 12, 2002
                                          By:  /s/ Eileen Lindblom
                                               ---------------------------------
                                               Eileen Lindblom
                                               Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
      (99)              Computational Materials prepared by            (E)
                        J.P. Morgan Securities Inc. in
                        connection with Chase Funding Mortgage
                        Loan Asset-Backed Certificates,
                        Series 2002-3.